UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 12, 2005

UNIGENE LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Little Falls Road, Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)

(973) 882-0860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 12, 2005, the Company received notification of approval from the U.S. Food and Drug Administration for Fortical® calcitonin-salmon (rDNA origin) Nasal Spray, its patented nasal calcitonin product for the treatment of postmenopausal osteoporosis. The press release issued by the Company related to the approval is attached as Exhibit 99.1 to this report. The press release issued by the Company related to the launch of Fortical® calcitonin-salmon (rDNA origin) Nasal Spray is attached as Exhibit 99.2 to this report.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number
99.1	Press release dated August 15, 2005
99.2	Press release dated August 16, 2005

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
Warren P. Levy, President

Date: August 17, 2005

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